Exhibit 25.12

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF
A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
A TRUSTEE PURSUANT TO SECTION 305(b)(2)

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

13-4994650
(State of incorporation	(I.R.S. employer
if not a national bank)	identification No.)

1111 Polaris Parkway
Columbus, Ohio	43271
(Address of principal executive offices)	(Zip Code)

Pauline E. Higgins
Vice President and Assistant General Counsel
JPMorgan Chase Bank, National Association
707 Travis Street, 4th Floor North
Houston, Texas 77002
Tel: (713) 216-1436
(Name, address and telephone number of agent for service)

PartnerRe Ltd.
(Exact name of obligor as specified in its charter)

Bermuda	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification No.)

96 Pitts Bay Road
Pembroke, Bermuda	HM08
(Address of principal executive offices)	(Zip Code)

PartnerRe Ltd. Guarantee of Junior Subordinated Debt Securities of PartnerRe Finance II Inc.
(Title of the indenture securities)

GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency, Washington, D.C.

Board of Governors of the Federal Reserve System, Washington, D.C., 20551

Federal Deposit Insurance Corporation, Washington, D.C., 20429.

     (b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with the Obligor and Guarantors.

     If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16. List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     5. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 24th day of April, 2006.

JPMORGAN CHASE BANK, N.A.

By	/s/ James D. Heaney

/s/ James D. Heaney

Exhibit 7 to Form T-1

Bank Call Notice

RESERVE DISTRICT NO. 2
CONSOLIDATED REPORT OF CONDITION OF

JPMorgan Chase Bank, N.A.
of 1111 Polaris Parkway, Columbus, Ohio 43240
and Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System,

at the close of business December 31, 2005, in
accordance with a call made by the Federal Reserve Bank of this
District pursuant to the provisions of the Federal Reserve Act.

		Dollar Amounts
ASSETS			in Millions
Cash and balances due from depository institutions:
Noninterest-bearing balances and
currency and coin			$35,280
Interest-bearing balances			22,803
Securities:
Held to maturity securities			77
Available for sale securities			34,994
Federal funds sold and securities purchased under
agreements to resell
Federal funds sold in domestic offices			27,504
Securities purchased under agreements to resell			193,355
Loans and lease financing receivables:
Loans and leases held for sale			32,360
Loans and leases, net of unearned income	$363,371
Less: Allowance for loan and lease losses	4,857
Loans and leases, net of unearned income and
allowance			358,514
Trading Assets			221,837
Premises and fixed assets (including capitalized leases)			8,102
Other real estate owned			134
Investments in unconsolidated subsidiaries and
associated companies			1,508
Customers’ liability to this bank on acceptances
outstanding			471
Intangible assets
Goodwill			23,499
Other Intangible assets			10,478
Other assets			43,069
TOTAL ASSETS				$1,013,985

	LIABILITIES

Deposits
In domestic offices		$406,865
Noninterest-bearing	$141,522
Interest-bearing	265,343
In foreign offices, Edge and Agreement
subsidiaries and IBF’s		145,745
Noninterest-bearing	$7,552
Interest-bearing	138,193
Federal funds purchased and securities sold under agree-
ments to repurchase:
Federal funds purchased in domestic offices		10,091
Securities sold under agreements to repurchase		95,300
Trading liabilities		124,236
Other borrowed money (includes mortgage indebtedness
and obligations under capitalized leases)		84,483
Bank's liability on acceptances executed and outstanding		471
Subordinated notes and debentures		18,655
Other liabilities		39,850
TOTAL LIABILITIES		925,696
Minority Interest in consolidated subsidiaries		1,939
	EQUITY CAPITAL
Perpetual preferred stock and related surplus		0
Common stock		1,785
Surplus (exclude all surplus related to preferred stock)		59,504
Retained earnings		25,711
Accumulated other comprehensive income		(650
Other equity capital components		0
TOTAL EQUITY CAPITAL		86,350

TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL		$1,013,985

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has
been prepared in conformance with the instructions issued
by the appropriate Federal regulatory authority and is true
to the best of my knowledge and belief.

JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness
of this Report of Condition and declare that it has been
examined by us, and to the best of our knowledge and
belief has been prepared in conformance with the
instructions issued by the appropriate Federal regulatory
authority and is true and correct.

WILLIAM B. HARRISON, JR.	)
JAMES DIMON	)	DIRECTORS
MICHAEL J. CAVANAGH	)

Exhibit 7 to Form T-1

Bank Call Notice

RESERVE DISTRICT NO. 2
CONSOLIDATED REPORT OF CONDITION OF

JPMorgan Chase Bank, N.A.
of 1111 Polaris Parkway, Columbus, Ohio 43240
and Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System,

at the close of business December 31, 2005, in
accordance with a call made by the Federal Reserve Bank of this
District pursuant to the provisions of the Federal Reserve Act.

		Dollar Amounts
ASSETS			in Millions
Cash and balances due from depository institutions:
Noninterest-bearing balances and
currency and coin			$35,280
Interest-bearing balances			22,803
Securities:
Held to maturity securities			77
Available for sale securities			34,994
Federal funds sold and securities purchased under
agreements to resell
Federal funds sold in domestic offices			27,504
Securities purchased under agreements to resell			193,355
Loans and lease financing receivables:
Loans and leases held for sale			32,360
Loans and leases, net of unearned income	$363,371
Less: Allowance for loan and lease losses	4,857
Loans and leases, net of unearned income and
allowance			358,514
Trading Assets			221,837
Premises and fixed assets (including capitalized leases)			8,102
Other real estate owned			134
Investments in unconsolidated subsidiaries and
associated companies			1,508
Customers’ liability to this bank on acceptances
outstanding			471
Intangible assets
Goodwill			23,499
Other Intangible assets			10,478
Other assets			43,069
TOTAL ASSETS				$1,013,985

	LIABILITIES

Deposits
In domestic offices		$406,865
Noninterest-bearing	$141,522
Interest-bearing	265,343
In foreign offices, Edge and Agreement
subsidiaries and IBF’s		145,745
Noninterest-bearing	$7,552
Interest-bearing	138,193
Federal funds purchased and securities sold under agree-
ments to repurchase:
Federal funds purchased in domestic offices		10,091
Securities sold under agreements to repurchase		95,300
Trading liabilities		124,236
Other borrowed money (includes mortgage indebtedness
and obligations under capitalized leases)		84,483
Bank's liability on acceptances executed and outstanding		471
Subordinated notes and debentures		18,655
Other liabilities		39,850
TOTAL LIABILITIES		925,696
Minority Interest in consolidated subsidiaries		1,939
	EQUITY CAPITAL
Perpetual preferred stock and related surplus		0
Common stock		1,785
Surplus (exclude all surplus related to preferred stock)		59,504
Retained earnings		25,711
Accumulated other comprehensive income		(650
Other equity capital components		0
TOTAL EQUITY CAPITAL		86,350

TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL		$1,013,985

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has
been prepared in conformance with the instructions issued
by the appropriate Federal regulatory authority and is true
to the best of my knowledge and belief.

JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness
of this Report of Condition and declare that it has been
examined by us, and to the best of our knowledge and
belief has been prepared in conformance with the
instructions issued by the appropriate Federal regulatory
authority and is true and correct.

WILLIAM B. HARRISON, JR.	)
JAMES DIMON	)	DIRECTORS
MICHAEL J. CAVANAGH	)